EXHIBIT 5.1
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                                                    PRICEWATERHOUSECOOPERS LLP
                                                    425 1st Street SW
                                                    Suite 1200
                                                    Calgary, Alberta
                                                    Canada T2P 3V7
                                                    Telephone +1(403)509 7500
                                                    Facsimile +1(403)781 1825
                                                    Direct Tel. (403)509-7500
                                                    Direct Fax  (403)781-1825


Re:      Alberta Energy Company Ltd.


We hereby consent to the incorporation by reference in EnCana Corporation's Registration Statement on Form F-9 (the "Registration Statement") of our auditors report dated February 8, 2002, on the consolidated balance sheets of Alberta Energy Company Ltd. as at December 31, 2001 and 2000 and the consolidated statement of earnings, retained earnings and cash flows for the years then ended. We also consent to the references to us under the heading "Experts" and "Documents Filed as Part of the Registration Statement" in the Registration Statement.



/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
Chartered Accountants
Alberta, Canada
August 22, 2002








PricewaterhouseCoopers refers to the Canadian firm of PricewaterhouseCoopers LLP and other members of the worldwide PricewaterhouseCoopers organization.

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[LOGO - PRICEWATERHOUSECOOPERS PWC]
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                                                    PRICEWATERHOUSECOOPERS LLP
                                                    425 1st Street SW
                                                    Suite 1200
                                                    Calgary, Alberta
                                                    Canada T2P 3V7
                                                    Telephone +1(403)509 7500
                                                    Facsimile +1(403)781 1825
                                                    Direct Tel. (403)509-7500
                                                    Direct Fax  (403)781-1825


Re:      EnCana Corporation


We hereby consent to the incorporation by reference in EnCana Corporation's (formerly PanCanadian Energy Corporation) (the "Company") Registration Statement on Form F-9 (the "Registration Statement") of our auditors report dated February 8, 2002, on the consolidated balance sheets of the Company as at December 31, 2001 and 2000 and the consolidated statement of earnings, retained earnings and cash flows for the years then ended. We also consent to the references to us under the heading "Experts" and "Documents Filed as Part of the Registration Statement" in the Registration Statement.



/s/ PricewaterhouseCoopers LLP
----------------------------------
PricewaterhouseCoopers LLP
Chartered Accountants
Alberta, Canada
August 22, 2002








PricewaterhouseCoopers refers to the Canadian firm of PricewaterhouseCoopers LLP and other members of the worldwide PricewaterhouseCoopers organization.